UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2023

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

225 NE Mizner Boulevard, Suite 640, Boca Raton, FL 33432

(Address of Principal Executive Offices) (Zip Code)

(858) 964-3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INMB	The NASDAQ Stock Market LLC

Item 8.01. Other Events.

On July 10, 2023, INmune Bio Inc. (the “Company”) issued a press release announcing important findings from data presented at the 16th European Meeting on Glial Cells in Health and Disease. The conference started July 8, 2023 and ends on July 12, 2023, in Berlin, Germany.

On July 11, 2023, the Company issued a press release announcing new findings from data to be presented at the annual Alzheimer’s Association International Conference (the “AAIC”) in Amsterdam, Netherlands. AAIC is the largest medical meeting focused on Alzheimer’s disease.

On July 12, 2023, the Company issued a press release announcing that the Company has been invited to discuss drug development strategies in aging and rejuvenation at the 5th World Aging and Rejuvenation Conference in Frankfurt, Germany on July 17, 2023.

A copy of these press releases are attached herewith as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 respectively.

Item 9.01 Financial statements and Exhibits

(d) Exhibits.

99.1	Press Release dated July 10, 2023
99.2	Press Release dated July 11, 2023
99.3	Press Release dated July 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2023	INMUNE BIO INC.

	By:	/s/ David Moss
David Moss
Chief Financial Officer

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